UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  February 1, 2006

     Independence Bancshares, Inc.
(Exact name of registrant
as specified in its charter)

South Carolina	333-121485	20-1734180
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

500 East Washington Street, Greenville, South Carolina       29601
     (Address of principal executive offices)                        (Zip Code)

Registrant's telphone number, including area code:  (864) 672-1776

Not Applicable
(Former name or former address, if changed since last report)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

              Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

             Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

              Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

              Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 1.02.   Termination of a Material Definitive Agreement

        Effective February 1, 2006, Independence Bancshares, Inc., a South Carolina corporation (the “Company”) and its subsidiary, Independence National Bank, (the “Bank”) accepted the resignation of David L. Shelnutt, Chief Credit Officer of the Company and the Bank, who will pursue other opportunities.

Item 5.02.   Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

        See disclosure under Item 1.01 above.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INDEPENDENCE BANCSHARES, INC.

By: /s/ Lawrence R. Miller
Name: Lawrence R. Miller
Title: Chief Executive Officer

Dated:  February 3, 2006

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